Exhibit 10



October 31, 1997



Mr. Mike D. Johnston
Vice President and Chief Financial Officer
Scott & Stringfellow, Inc.
909 East Main Street
Richmond, Virginia 23219


Dear Mike:

It is a pleasure to advise you that Crestar Bank (the "Bank") has approved $55,000,000 in guidance facilities for Scott & Stringfellow, Inc. (the "Company") for its use to finance short-term working capital needs during the period ending October 31, 1998. The Bank has approved $50,000,000 to be used for secured borrowings and $5,000,000 for unsecured borrowing. The Bank and the Company are parties to a Broker Loan and Security Agreement dated October 31, 1998, which is incorporated herein by reference. Borrowings under the $50,000,000 guidance facility will be evidenced by the Bank's commercial note and will accrue interest at the Broker Call Rate. Borrowings under the $5,000,000 guidance facility will be evidenced by the Bank's commercial note and will accrue interest at the Bank's prime rate. Changes in the rates will occur the same day the rate changes. Accrued interest will be billed monthly. The Bank will require CPA audited financial statements within 90 days of the Company's fiscal year end and monthly FOCUS Reports. The advance rates for collateral pledged to the Bank by the Company is as follows, based on the borrowing purpose:

Loans to Purchase or Carry Inventory:

Equity securities                   50%
Corporate Bonds                     80%
State/Municipal Bonds               90%
U. S. Government Securities         95%

Loans to Support Customer Margin Borrowing:

Equity securities                   85%
Corporate Bonds                     85%
State/Municipal Bonds               85%
U. S. Government Securities         85%

We appreciate this opportunity to work with you and wish you continued success. Should you have any questions, please do not hesitate to call me at 782-5564.

Sincerely yours,

/s/ David P. Butler
David P. Butler
Vice President

Agreed and acknowledged as of the date first written above:

Scott & Stringfellow, Inc.

By:      /s/ Mike D. Johnston  Vice President and CFO
         Name/Title


                       Broker Loan And Security Agreement


This Agreement made this 31st day of October, 1997 by and between Scott & Stringfellow, Inc., a Virginia corporation (the "Borrower") and Crestar Bank, a Virginia banking corporation (the "Bank"), provides:

The Borrower is a "securities intermediary" as defined in Section 8.8A-102(14) of the Uniform Commercial Code, as adopted and in effect from time to time in the Commonwealth of Virginia (the "UCC"), and has requested the Bank to make loans and other extensions of credit to the Borrower from time to time. The Bank is willing to make such loans on an uncommitted guidance line basis. Such loans shall be secured by a security interest in certain "investment property" as defined in Section 8.9-115(1)(f) of the UCC, including designated securities which shall, except as hereinafter provided, (a) remain in the possession of the Borrower, (b) be held at the Depository Trust Company in the street name of Cede & Co. ("DTC") for the account of the Borrower or for the account of the Bank, or
(c) be held at such other "securities intermediaries" agreed upon from time to time between the Borrower and the Bank for the account of the Borrower or for the account of the Bank (DTC and such other securities intermediaries being hereinafter referred to collectively as the "Designated Intermediaries"). The Borrower and the Bank are entering into this Agreement to establish the terms and conditions of such loans and security agreement.

Accordingly, the Bank and the Borrower hereby agree as follows:

1. Guidance Loans. The parties agree that the Bank may, in its sole and absolute discretion, make loans ("Loans") to the Borrower pursuant to this Agreement. Such facility is an uncommitted guidance line facility. The Borrower acknowledges that the Bank is not obligated to make any Loans and that, whether or not any Loans are made hereunder, the Bank shall be entitled to cease making Loans at any time.

2. Notes. The Loans made by the Bank and the Borrower's obligation to repay the Loans shall be evidenced by this Agreement, the records of the Bank and one or more promissory notes duly executed on behalf of the Borrower in substantially the form attached hereto as Exhibit A, payable to the order of the Bank (the "Notes"). The Loans shall bear interest from the date thereof on the outstanding principal balance thereof as set forth in the Notes. The outstanding aggregate unpaid amount of the Loans at any time shall be the principal amount owing on the Notes at such time. The records of the Bank shall be prima facie evidence of the Loans and accrued interest thereon and of all payments made in respect thereof.

3. Payments. Unless otherwise agreed by the Bank in writing, (a) the principal amount of the Loans shall be payable On Demand and (b) interest shall accrue and be payable on the Loans at the rates and on the dates set forth in the Notes.

4. Collateral. The Loans and all other obligations of the Borrower to the Bank, whether now existing or hereafter arising, shall, unless otherwise expressly provided in the instrument evidencing such obligation, be secured by, and the Borrower hereby grants to the Bank a security interest in, the collateral described in Exhibit B attached hereto, and all and any substitutions and additions thereto or therefore and all proceeds thereof together with all "security entitlements" (as defined in Section 8.8A-102(17) of the UCC) and other rights to which the Borrower is now or may hereafter become entitled by virtue of owning such collateral, including, but not limited to, cash dividends, stock dividends, and other distributions and all rights to subscribe to securities incident to, declared, or granted in connection with such collateral, all of which will be delivered to the Bank upon request, with full authority to sell, transfer or rehypothecate. It is contemplated that the Borrower will deliver to the Bank, on the date of each Loan hereunder and on the date of any change in the collateral, an amended schedule of the securities and other investment property included in the collateral, which shall become incorporated herein by reference as Exhibit B hereto and replace the Exhibit B most recently delivered prior thereto. The most recent schedule delivered and incorporated as Exhibit B, as from time to time amended, is hereinafter referred to as the "Collateral Schedule". All of the above described collateral is hereinafter referred to as the "Collateral".

5. Representations and Warranties. The Borrower hereby represents and warrants to the Bank, effective as of the date hereof and as of the date of delivery of each Collateral Schedule (except as otherwise disclosed to the Bank and expressly agreed upon by the Bank at the time of delivery of such Collateral Schedule), as follows:

       (a) It has, and has duly exercised, all requisite power and authority to enter into this Agreement, to grant a security interest in the Collateral for the purposes described herein, and to carry out the transactions contemplated by this Agreement, and that the granting of such security interest does not violate or contravene the terms or conditions of its articles of incorporation or by laws, or any contract, agreement, statute, rule or regulation to which the Borrower is a party or by which the Borrower or its property is bound;

       (b) Immediately prior to the pledge thereof to the Bank hereunder and at all times thereafter until the Bank's security interest is released, it is the legal and beneficial owner of all of the Collateral free of any pledge, mortgage, hypothecation, lien, charge, encumbrance or security interest in or on such Collateral, except for that granted hereunder;

       (c) It has in its possession all of the securities and other investment property described in the Collateral Schedule, or where indicated on the schedule, such securities and other investment property are held by the Designated Intermediaries indicated thereon for the account of the Borrower;

       (d) The chief executive offices of the Borrower are located in the Commonwealth of Virginia;

       (e) All of the securities included in the Collateral have been registered pursuant to an effective registration statement in accordance with the Securities Act of 1933, as amended, and are freely transferable without any requirement of registration or other restrictions (legal, contractual or otherwise) on transfer;

       (f) All of the securities included in the Collateral are readily marketable securities; and

      (g) All of the securities included in the Collateral have been duly and validly issued, are fully paid and non-assessable.

6. Covenants. The Borrower covenants and agrees that so long as the indebtedness evidenced by any Note remains unpaid, and except as herein provided or otherwise agreed to in writing by the Bank, it will keep all of the Collateral in its physical possession at its office in Richmond, Virginia, free and clear of any security interest or lien other than that in favor of the Bank, or in the case of securities designated on the Collateral Schedule as held by Designated Intermediaries, will cause such Designated Intermediaries to hold them in their possession for the account of the Borrower free and clear of any security interest or lien other than that in favor of the Bank. So long as any Note remains unpaid, the Bank may at any time during normal business hours and without notice enter the office of the Borrower and at the Bank's expense inspect the books and records of the Borrower and verify that it has physical possession of the Collateral and may ask each of the Designated Intermediaries to confirm directly to the Bank that it holds designated securities for the account of the Borrower free and clear of any liens. So long as any Note remains unpaid, (a) the Borrower shall not grant a security interest to any other person in any investment property and allow the secured party thereof to have "control" (as defined in Section 8.8A-106 of the UCC) of such investment property and (b) the Borrower shall maintain its chief executive offices in the Commonwealth of Virginia.

7. Delivery of Collateral to the Bank. If the Borrower fails to pay any amount due hereunder or under any Note or violates any obligation provided herein, or a default occurs under the Note (each of the foregoing, a "Default"), it shall immediately and without demand deliver to the Bank all of the securities described on the Collateral Schedule together with appropriate stock and bond powers. If the Bank shall request at any time that such Collateral be delivered to it, the Borrower will immediately deliver all such securities and appropriate stock and bond powers to the Bank, regardless of whether or not any amount owing on any Note shall then be due and payable. In the event the Collateral
       Schedule indicates that any of the securities in which the Borrower is granting the Bank a security interest are being held for the Borrower by Designated Intermediaries, and a Default occurs, the Borrower will immediately and without demand cause the Designated Intermediaries to transfer such Collateral to an account maintained at such Designated Intermediaries in the name of and for the benefit of the Bank. If the Bank shall so request at any time, the Borrower shall immediately cause the Designated Intermediaries to transfer such Collateral to an account maintained at such Designated Intermediaries in the name of and for the benefit of the Bank, regardless of whether or not any amount owing on any Note shall then be due and payable.

8. Substitution of Collateral. The Borrower may from time to time make substitutions to securities listed on the Collateral Schedule provided
       (i) the quoted market value of the securities being substituted is not less than the quoted market value of the securities being substituted for, (ii) the Borrower shall have delivered to the Bank an executed agreement of substitution in form satisfactory to the Bank, and (iii) the Bank shall have consented to such substitution in writing.

9.     Remedies.

       (a) The Borrower agrees that the Bank shall have, but shall not be limited to, the following rights, each of which may be exercised at any time and from time to time: to transfer the whole or any part of the Collateral into its name or that of its nominee; to vote Collateral; to notify the obligors on any Collateral before or after Default; and on the payment of all amounts due under the Notes, including interest and any costs, to return to the Borrower an equal amount of the same securities instead of the securities deposited.

       (b) In the event the Bank obtains possession of the Collateral, it shall exercise reasonable care in the custody and preservation of the Collateral, and it shall be deemed to have exercised reasonable care if it takes such care as the Borrower shall reasonably request in writing. No failure to do any act not requested by the Borrower shall be deemed a failure to exercise reasonable care, and no failure to comply with any request of the Borrower shall of itself be deemed a failure to exercise reasonable care.

       (c) Upon Default, the Bank shall have all of the rights and remedies of a secured party under the Virginia Uniform Commercial Code, including the right to deduct all expenses and attorney's fees incurred in collecting the Note or enforcing its rights hereunder. All rights and remedies, including those provided in any Note, this Agreement and any other pledge agreements shall be cumulative. Upon Default, the Bank may sell or otherwise dispose of all or any part of the Collateral upon any exchange, or at public or private sale, at any time or times without advertisement or demand upon or notice to any party, all of which is waived, except such notice as by statute cannot be waived. Any notice to the Borrower when placed in the mail addressed to, or left upon the premises of the Borrower at the address specified below, or at such other address as may from time to time be shown on the records of the Bank, at least five (5) days prior to such action, shall constitute reasonable notice:

              If to the Bank, at:           Crestar Bank
                                            P.O.  Box 26665
                                            Richmond, Virginia 23261
                                            Attention: David P. Butler


              If to the Borrower, at:       Scott & Stringfellow, Inc.

                                            909 East Main Street

                                            Richmond, Virginia  23219

                                            Attention: Mike D. Johnston

       (d) Until Default, the Bank will vote any securities transferred into its name or the name of its nominee pursuant to the terms hereof in such fashion as the Borrower may request by timely writing. Unless any Default has occurred and is continuing, the Bank will promptly pay to the Borrower all interest, dividends or other cash distributions received by it or its nominee as the registered owner of any security in which it is granted a security interest pursuant to the terms hereof by the Borrower.

       (e) Nothing contained herein shall be deemed to authorize the Bank to sell or otherwise dispose of any Collateral until such time as a Default has occurred and the Borrower has failed to repay the obligations secured by the Collateral after demand by the Bank.

10. Special Agreement. This Agreement is subject to the Special Agreement dated October 31, 1997, between the Bank and the Borrower regarding the hypothecation of customer securities.

11. Successors and Assigns. This Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the parties hereto. This Agreement cannot be assigned without the written consent of the parties hereto.

12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

In Witness Whereof, the undersigned, the Bank and the Borrower, have caused this Agreement to be executed this 31st day of October, 1997, by its duly authorized officers.

Crestar Bank                                    Scott & Stringfellow, Inc.


By:      /s/ David P. Butler                    By:      /s/ Mike D. Johnston

Title:   Vice President                         Title:   Vice President and CFO




Commercial Note                                                                               Crestar Bank logo

Borrower:                       Scott & Stringfellow, Inc.
Loan Amount:                    Fifty Million Dollars and no cents  ($50,000,000.00)
Borrower's Address:             P O Box 1575
                                Richmond, VA  23218-1575                                                   Date: October 31, 1997
Officer:                        David P Butler ________  (initials)
Account No:                     04300011332022                                         Note No:  2901      Note Type:  Original Loan

------------------------------------------------------------------------------------------------------------------------------------



For Value Received, the undersigned (whether one or more) jointly and severally promise to pay to the order of Crestar Bank (the "Bank") at any of its offices, or at such place as the Bank may designate in writing, without offset and in immediately available funds, the Loan Amount shown above, including or plus interest, and any other amounts due, upon the terms specified below.

Loan Type And Repayment Terms
Loan Type:            Revolving Master Borrowing Line

                      This is an open end revolving line of credit. You may borrow an aggregate principal amount up to the Loan Amount shown above outstanding at any one time.

Repayment Terms:      Principal on demand, plus interest, but the undersigned
                      shall be liable for only so much of the Loan Amount as shall be equal to the total advanced to or for the undersigned, or any of them, by the Bank from time to time, less all payments made by or for the undersigned and applied by the Bank to principal, plus interest on each such advance, and any other amounts due all as shown on the Bank's books and records, which shall be prima facie evidence of the amount owed.

                      This Master Borrowing arrangement will terminate upon written notice from the Bank to the undersigned, or if such notice is not sooner given, 60 months from the date of this Note, unless an alternate termination date is indicated in the "Agreement", as defined below.

                      The Bank shall have the right to demand payment at any time even if an event of default (as identified in this Note) has not occurred.

Additional Terms And Conditions:

This Note is governed by additional terms and conditions contained in a Commitment Letter between the undersigned and the Bank dated October 31, 1997, and any modifications, renewals, extensions or replacements thereof (the "Agreement"), which is incorporated in this Note by reference. In the event of a conflict between any term or condition contained in this Note and in the Agreement, such term or condition of the Agreement shall control.

Interest
Accrued interest will be payable on the last day of each month beginning on November 30, 1997.

Interest will accrue daily on an actual/360 basis (that is, on the actual number of days elapsed over a year of 360 days).

Each scheduled payment made on this Note will be applied to accrued interest before it is applied to principal. Interest will accrue from the date of this Note on the unpaid balance and will continue to accrue after maturity, whether by acceleration or otherwise, until this Note is paid in full. If this is a variable rate transaction, the interest rate is prospectively subject to increase or decrease without prior notice, and if this is a Term-Variable Payment loan, adjustments in the payment schedule will be made as necessary. If this is a variable transaction which uses a Crestar Prime Rate as the Index, the Index is subject to increase or decrease at the sole option of the Bank.

Subject to the above, interest per annum payable on this Note (the "Rate") will be the applicable rate as outlined in the Agreement incorporated herein by reference. Adjustments to the Rate shall be in accordance with Agreement.

Collateral
Any collateral pledged to the Bank to secure any of the undersigned's existing or future liabilities to the Bank shall secure this Note. To the extent permitted by law, each of the undersigned grants to the Bank a security interest in and a lien upon all deposits or investments maintained by the undersigned with, and all indebtedness owed to the undersigned by, the Bank or any of its affiliates.

This Note is also secured by the following collateral and proceeds thereof:

Those marketable securities registered in the name of Scott & Stringfellow, Inc. (street or other name in which margin securities are held) which have been deposited or may hereafter be deposited with and held by Depository Trust Company which have been or may hereafter be pledged to the holder of this Note by the Borrower; all other collateral now or hereafter in the possession of the Bank and/or referred to in any other security agreement between the Borrower and the Bank; and Any other collateral now or hereafter pledged, hypothecated or mortgaged with or to the Bank, or in which the Bank is granted a security interest, for this or for any other indebtedness or liabilities of the Borrower.

All of this security is referred to collectively as the "Collateral." The Collateral is security for the payment of this Note and any other liability (including overdrafts and future advances) of the undersigned to the Bank, however evidenced, now existing or hereafter incurred, matured or unmatured, direct or indirect, absolute or contingent, several, joint, or joint and several, including any extensions, modifications or renewals. The proceeds of any Collateral may be applied against the liabilities of the undersigned to the Bank in any order at the option of the Bank.

Loan Purpose And Updated Financial Information Required
The undersigned warrant and represent that the loan evidenced by this Note is being made solely for the purpose of acquiring or carrying on a business, professional or commercial activity or acquiring real or personal property as an investment (other than a personal investment) or for carrying on an investment activity (other than a personal investment activity). The undersigned agree to provide to the Bank updated financial information, including, but not limited to, tax returns, current financial statements in form satisfactory to the Bank, as well as additional information, reports or schedules (financial or otherwise), all as the Bank may from time to time request.

Default, Acceleration And Setoff
Any one of the following will constitute an event of default under the terms of this Note: (1) the failure to make when due any instalment or other payment, whether of principal, interest, late charges or other authorized charges due under this Note, or the failure to pay the amount demanded by the Bank if this
Note is payable on demand; (2) the death, dissolution, merger, acquisition, consolidation or termination of existence of the undersigned, any guarantor of the indebtedness of any of the undersigned to the Bank, any endorser, or any other party to this Note (collectively called a "Party"); (3) the insolvency or inability to pay debts as they mature of any Party, or the application for the appointment of a receiver for any Party or the filing of a petition under any provision of the Bankruptcy Code or other insolvency law, statute or proceeding by or against any Party or any assignment for the benefit of creditors by or against any Party; (4) the entry of a judgment against any Party or the issuance or service of any attachment, levy or garnishment against any Party or the property of any Party, or the repossession or seizure of property of any Party;
(5) a determination by the Bank that it deems itself insecure or that a material adverse change in the financial condition of any Party or decline or depreciation in the value or market value of any Collateral has occurred since the date of this Note or is reasonably anticipated; (6) the failure of any Party to perform any other obligation to the Bank under this Note or under any other agreement with the Bank; (7) the occurrence of an event of default with respect to any existing or future indebtedness of any Party to the Bank or any other creditor of the Party; (8) a material change in the ownership, control or management of any Party that is an entity, unless such change is approved by the Bank in its sole discretion; (9) if any Party gives notice to the Bank purporting to terminate its obligations under or with respect to this Note; (10) the sale or transfer by a Party of all or substantially all of its assets other than in the ordinary course of business; or (11) any Party commits fraud or makes a material misrepresentation at any time in connection with this Note. If an event of default occurs, or in the event of non-payment of this Note in full at maturity, the entire unpaid balance of this Note will, at the option of the Bank, become immediately due and payable, without notice or demand. Upon the occurrence of an event of default, the Bank will be entitled to interest on the unpaid balance at the stated Rate plus 2.00% (the "Default Rate"), unless otherwise required by law, until paid in full. To the extent permitted by law, upon default, the Bank will have the right, in addition to all other remedies permitted by law, to set off the amount due under this Note or due under any other obligation to the Bank against any and all accounts, whether checking or savings or otherwise, credits, money, stocks, bonds or other security or property of any nature on deposit with, held by, owed by, or in the possession of, the Bank or any of its affiliates to the credit of or for the account of any Party, without notice to or consent by any Party. The remedies provided in this Note and any other agreement between the Bank and any Party are cumulative and not exclusive of any remedies provided by law.

Capital Adequacy
Should the Bank, after the date of this Note, determine that the adoption of any law or regulation regarding capital adequacy, or any change in its interpretation or administration, has or would have the effect of reducing the Bank's rate of return under this Note to a level below that which the Bank could have achieved but for the adoption or change, by an amount which the Bank considers to be material, then, from time to time, 30 days after written demand by the Bank, the undersigned shall pay to the Bank such additional amounts as will compensate the Bank for the reduction. Each demand by the Bank will be made in good faith and accompanied by a certificate claiming compensation under this paragraph and stating the amounts to be paid to it and the basis for the payment.

Late Charges And Other Authorized Charges
If any portion of a payment is at least ten (10) days past due, the undersigned agree to pay a late charge of 5.00% of the amount which is past due. Unless prohibited by applicable law, the undersigned agree to pay the fee established by the Bank from time to time for returned checks if a payment is made on this Note with a check and the check is dishonored for any reason after the second presentment. In addition, as permitted by applicable law, the undersigned agree to pay the following: (1) all expenses, including, without limitation, all court or collection costs, and attorneys' fees of 25% of the unpaid balance of this Note, or actual attorneys' fees if in excess of such amount, whether suit be brought or not, incurred in collecting this Note; (2) all costs incurred in evaluating, preserving or disposing of any Collateral granted as security for the payment of this Note, including the cost of any audits, appraisals, appraisal updates, reappraisals or environmental inspections which the Bank from time to time in its sole discretion may deem necessary; (3) any premiums for property insurance purchased on behalf of the undersigned or on behalf of the owner(s) of the Collateral pursuant to any security instrument relating to the Collateral; (4) any expenses or costs incurred in defending any claim arising out of the execution of this Note or the obligation which it evidences, or otherwise involving the employment by the Bank of attorneys with respect to this Note and the obligations it evidences; and (5) any other charges permitted by applicable law. The undersigned agree to pay these authorized charges on demand or, at the Bank's option, the charges may be added to the unpaid balance of the Note and will accrue interest at the stated Rate. Upon the occurrence of an event of default, interest will accrue at the Default Rate.

Waivers
The undersigned and each other Party waive presentment, demand, protest, notice of protest and notice of dishonor and waive all exemptions, whether homestead or otherwise, as to the obligations evidenced by this Note. The undersigned and each other Party waive any rights to require the Bank to proceed against any other Party or person or any Collateral before proceeding against the undersigned or any of them, or any other Party, and agree that without notice to any Party and without affecting any Party's liability, the Bank, at any time or times, may grant extensions of the time for payment or other indulgences to any Party or permit the renewal or modification of this Note, or permit the substitution, exchange or release of any Collateral for this Note and may add or release any Party primarily or secondarily liable. The undersigned and each other Party agree that the Bank may apply all monies made available to it from any part of the proceeds of the disposition of any Collateral or by exercise of the right of setoff either to the obligations under this Note or to any other obligations of any Party to the Bank, as the Bank may elect from time to time. The undersigned also waive any rights afforded to them by Sections 49-25 and 49-26 of the Code of Virginia of 1950 as amended.

TO THE EXTENT LEGALLY PERMISSIBLE, THE UNDERSIGNED WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LITIGATION RELATING TO TRANSACTIONS UNDER THIS NOTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

Judgment By Confession
The undersigned hereby duly constitute and appoint Joel W. Maddock or Donna R. Norfleet as the true and lawful attorney-in-fact for them in any or all of their names, place and stead, and upon the occurrence of an event of default, to confess judgment against them, or any of them, in the Circuit Court for the City of Richmond, Virginia, upon this Note and all amounts owed hereunder, including all costs of collection, attorneys' fees equal to 25% of the unpaid principal balance hereof and court costs, hereby ratifying and confirming the acts of said attorney-in-fact as if done by themselves, expressly waiving benefit of any homestead or other exemption laws.

Severability, Amendments And No Waiver By Bank
Any provision of this Note which is prohibited or unenforceable will be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Note. No amendment, modification, termination or waiver of any provision of this Note, nor consent to any departure by the undersigned from any term of this Note, will in any event be effective unless it is in writing and signed by an authorized employee of the Bank, and then the waiver or consent will be effective only in the specific instance and for the specific purpose for which given. If the interest Rate is tied to an external index and the index becomes unavailable during the term of this loan, the Bank may designate a substitute index with notice to the Borrower. No failure or delay on the part of the Bank to exercise any right, power or remedy under this Note may be construed as a waiver of the right to exercise the same or any other right at any time.

Liability, Successors And Assigns And Choice of Law
Each of the undersigned shall be jointly and severally obligated and liable on this Note. This Note shall apply to and bind each of the undersigned's heirs, personal representatives, successors and assigns and shall inure to the benefit of the Bank, its successors and assigns. The undersigned agree that certain material events and occurrences relating to this Note bear a reasonable relationship to the Commonwealth of Virginia. The validity, terms, performance and enforcement of this Note shall be governed by applicable federal law and the internal laws of the Commonwealth of Virginia which are applicable to agreements which are negotiated, executed, delivered and performed solely in the Commonwealth of Virginia.

By signing below, the undersigned agree to the terms of this Note and acknowledge receipt of a loan in the Loan Amount shown above.

      Scott & Stringfellow, Inc.
        /s/ Mike D. Johnston
By:                                                         (Seal)
        ---------------------------------------------------

      Mike D. Johnston  Vice President and CFO
      Name and title printed or typed



Commercial Note                                                                                           Crestar Bank logo
Borrower:                 Scott & Stringfellow, Inc.
Loan Amount:              Five Million Dollars and no cents  ($5,000,000.00)
Borrower's Address:       P. O. Box 1575
                          Richmond, VA  23218-1575

Officer:                  David P Butler ________  (initials)
                                                                                                      Date:       October 31, 1997

Account No:               04300011332022                                         Note No:  3103       Note Type:  Renewal Loan
------------------------------------------------------------------------------------------------------------------------------------


For Value Received, the undersigned (whether one or more) jointly and severally promise to pay to the order of Crestar Bank (the "Bank") at any of its offices, or at such place as the Bank may designate in writing, without offset and in immediately available funds, the Loan Amount shown above, including or plus interest, and any other amounts due, upon the terms specified below.

Loan Type And Repayment Terms
Loan Type:            Revolving Master Borrowing Line

                      This is an open end revolving line of credit. You may borrow an aggregate principal amount up to the Loan Amount shown above outstanding at any one time.

Repayment Terms:      Principal on demand, plus interest, but the undersigned
                      shall be liable for only so much of the Loan Amount as shall be equal to the total advanced to or for the undersigned, or any of them, by the Bank from time to time, less all payments made by or for the undersigned and applied by the Bank to principal, plus interest on each such advance, and any other amounts due all as shown on the Bank's books and records, which shall be prima facie evidence of the amount owed.

                      This Master Borrowing arrangement will terminate upon written notice from the Bank to the undersigned, or if such notice is not sooner given, 60 months from the date of this Note, unless an alternate termination date is indicated in the "Agreement", as defined below.

                      The Bank shall have the right to demand payment at any time even if an event of default (as identified in this Note) has not occurred.

Additional Terms And Conditions:

This Note is governed by additional terms and conditions contained in a Commitment Letter between the undersigned and the Bank dated October 31, 1997, and any modifications, renewals, extensions or replacements thereof (the "Agreement"), which is incorporated in this Note by reference. In the event of a conflict between any term or condition contained in this Note and in the Agreement, such term or condition of the Agreement shall control.

Interest
Accrued interest will be payable on the last day of each month beginning on November 30, 1997.

Interest will accrue daily on an actual/360 basis (that is, on the actual number of days elapsed over a year of 360 days).

Each scheduled payment made on this Note will be applied to accrued interest before it is applied to principal. Interest will accrue from the date of this Note on the unpaid balance and will continue to accrue after maturity, whether by acceleration or otherwise, until this Note is paid in full. If this is a variable rate transaction, the interest rate is prospectively subject to increase or decrease without prior notice, and if this is a Term-Variable Payment loan, adjustments in the payment schedule will be made as necessary. If this is a variable transaction which uses a Crestar Prime Rate as the Index, the Index is subject to increase or decrease at the sole option of the Bank.

Subject to the above, interest per annum payable on this Note (the "Rate") will be the "Index" (as defined in this Note). The "Index" shall be Crestar's Prime Rate, which is the rate established from time to time by the Bank and recorded in its Central Credit Administration Division as a reference for fixing the lending rate on commercial loans. The Index is a reference rate only and does not necessarily represent the lowest rate of interest charged for such borrowings. Adjustments to the Rate shall be effective as of the date the Index changes.

This Note represents a renewal and refinance of the balance owed on note number 043000113320223103 dated June 13, 1997, in the original principal amount of $5,000,000.00.

Collateral
Any collateral pledged to the Bank to secure any of the undersigned's existing or future liabilities to the Bank shall secure this Note. To the extent permitted by law, each of the undersigned grants to the Bank a security interest in and a lien upon all deposits or investments maintained by the undersigned with, and all indebtedness owed to the undersigned by, the Bank or any of its affiliates.

All of this security is referred to collectively as the "Collateral." The Collateral is security for the payment of this Note and any other liability (including overdrafts and future advances) of the undersigned to the Bank, however evidenced, now existing or hereafter incurred, matured or unmatured, direct or indirect, absolute or contingent, several, joint, or joint and several, including any extensions, modifications or renewals. The proceeds of any Collateral may be applied against the liabilities of the undersigned to the Bank in any order at the option of the Bank.

Loan Purpose And Updated Financial Information Required
The undersigned warrant and represent that the loan evidenced by this Note is being made solely for the purpose of acquiring or carrying on a business, professional or commercial activity or acquiring real or personal property as an investment (other than a personal investment) or for carrying on an investment activity (other than a personal investment activity). The undersigned agree to provide to the Bank updated financial information, including, but not limited to, tax returns, current financial statements in form satisfactory to the Bank, as well as additional information, reports or schedules (financial or otherwise), all as the Bank may from time to time request.

Default, Acceleration And Setoff
Any one of the following will constitute an event of default under the terms of this Note: (1) the failure to make when due any instalment or other payment, whether of principal, interest, late charges or other authorized charges due under this Note, or the failure to pay the amount demanded by the Bank if this
Note is payable on demand; (2) the death, dissolution, merger, acquisition, consolidation or termination of existence of the undersigned, any guarantor of the indebtedness of any of the undersigned to the Bank, any endorser, or any other party to this Note (collectively called a "Party"); (3) the insolvency or inability to pay debts as they mature of any Party, or the application for the appointment of a receiver for any Party or the filing of a petition under any provision of the Bankruptcy Code or other insolvency law, statute or proceeding by or against any Party or any assignment for the benefit of creditors by or against any Party; (4) the entry of a judgment against any Party or the issuance or service of any attachment, levy or garnishment against any Party or the property of any Party, or the repossession or seizure of property of any Party;
(5) a determination by the Bank that it deems itself insecure or that a material adverse change in the financial condition of any Party or decline or depreciation in the value or market value of any Collateral has occurred since the date of this Note or is reasonably anticipated; (6) the failure of any Party to perform any other obligation to the Bank under this Note or under any other agreement with the Bank; (7) the occurrence of an event of default with respect to any existing or future indebtedness of any Party to the Bank or any other creditor of the Party; (8) a material change in the ownership, control or management of any Party that is an entity, unless such change is approved by the Bank in its sole discretion; (9) if any Party gives notice to the Bank purporting to terminate its obligations under or with respect to this Note; (10) the sale or transfer by a Party of all or substantially all of its assets other than in the ordinary course of business; or (11) any Party commits fraud or makes a material misrepresentation at any time in connection with this Note. If an event of default occurs, or in the event of non-payment of this Note in full at maturity, the entire unpaid balance of this Note will, at the option of the Bank, become immediately due and payable, without notice or demand. Upon the occurrence of an event of default, the Bank will be entitled to interest on the unpaid balance at the stated Rate plus 2.00% (the "Default Rate"), unless otherwise required by law, until paid in full. To the extent permitted by law, upon default, the Bank will have the right, in addition to all other remedies permitted by law, to set off the amount due under this Note or due under any other obligation to the Bank against any and all accounts, whether checking or savings or otherwise, credits, money, stocks, bonds or other security or property of any nature on deposit with, held by, owed by, or in the possession of, the Bank or any of its affiliates to the credit of or for the account of any Party, without notice to or consent by any Party. The remedies provided in this Note and any other agreement between the Bank and any Party are cumulative and not exclusive of any remedies provided by law.

Capital Adequacy
Should the Bank, after the date of this Note, determine that the adoption of any law or regulation regarding capital adequacy, or any change in its interpretation or administration, has or would have the effect of reducing the Bank's rate of return under this Note to a level below that which the Bank could have achieved but for the adoption or change, by an amount which the Bank considers to be material, then, from time to time, 30 days after written demand by the Bank, the undersigned shall pay to the Bank such additional amounts as will compensate the Bank for the reduction. Each demand by the Bank will be made in good faith and accompanied by a certificate claiming compensation under this paragraph and stating the amounts to be paid to it and the basis for the payment.

Late Charges And Other Authorized Charges
If any portion of a payment is at least ten (10) days past due, the undersigned agree to pay a late charge of 5.00% of the amount which is past due. Unless prohibited by applicable law, the undersigned agree to pay the fee established by the Bank from time to time for returned checks if a payment is made on this Note with a check and the check is dishonored for any reason after the second presentment. In addition, as permitted by applicable law, the undersigned agree to pay the following: (1) all expenses, including, without limitation, all court or collection costs, and attorneys' fees of 25% of the unpaid balance of this Note, or actual attorneys' fees if in excess of such amount, whether suit be brought or not, incurred in collecting this Note; (2) all costs incurred in evaluating, preserving or disposing of any Collateral granted as security for the payment of this Note, including the cost of any audits, appraisals, appraisal updates, reappraisals or environmental inspections which the Bank from time to time in its sole discretion may deem necessary; (3) any premiums for property insurance purchased on behalf of the undersigned or on behalf of the owner(s) of the Collateral pursuant to any security instrument relating to the Collateral; (4) any expenses or costs incurred in defending any claim arising out of the execution of this Note or the obligation which it evidences, or otherwise involving the employment by the Bank of attorneys with respect to this Note and the obligations it evidences; and (5) any other charges permitted by applicable law. The undersigned agree to pay these authorized charges on demand or, at the Bank's option, the charges may be added to the unpaid balance of the Note and will accrue interest at the stated Rate. Upon the occurrence of an event of default, interest will accrue at the Default Rate.

Waivers
The undersigned and each other Party waive presentment, demand, protest, notice of protest and notice of dishonor and waive all exemptions, whether homestead or otherwise, as to the obligations evidenced by this Note. The undersigned and each other Party waive any rights to require the Bank to proceed against any other Party or person or any Collateral before proceeding against the undersigned or any of them, or any other Party, and agree that without notice to any Party and without affecting any Party's liability, the Bank, at any time or times, may grant extensions of the time for payment or other indulgences to any Party or permit the renewal or modification of this Note, or permit the substitution, exchange or release of any Collateral for this Note and may add or release any Party primarily or secondarily liable. The undersigned and each other Party agree that the Bank may apply all monies made available to it from any part of the proceeds of the disposition of any Collateral or by exercise of the right of setoff either to the obligations under this Note or to any other obligations of any Party to the Bank, as the Bank may elect from time to time. The undersigned also waive any rights afforded to them by Sections 49-25 and 49-26 of the Code of Virginia of 1950 as amended.

TO THE EXTENT LEGALLY PERMISSIBLE, THE UNDERSIGNED WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LITIGATION RELATING TO TRANSACTIONS UNDER THIS NOTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

Judgment By Confession
The undersigned hereby duly constitute and appoint Joel W. Maddock or Donna R. Norfleet as the true and lawful attorney-in-fact for them in any or all of their names, place and stead, and upon the occurrence of an event of default, to confess judgment against them, or any of them, in the Circuit Court for the City of Richmond, Virginia, upon this Note and all amounts owed hereunder, including all costs of collection, attorneys' fees equal to 25% of the unpaid principal balance hereof and court costs, hereby ratifying and confirming the acts of said attorney-in-fact as if done by themselves, expressly waiving benefit of any homestead or other exemption laws.

Severability, Amendments And No Waiver By Bank
Any provision of this Note which is prohibited or unenforceable will be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Note. No amendment, modification, termination or waiver of any provision of this Note, nor consent to any departure by the undersigned from any term of this Note, will in any event be effective unless it is in writing and signed by an authorized employee of the Bank, and then the waiver or consent will be effective only in the specific instance and for the specific purpose for which given. If the interest Rate is tied to an external index and the index becomes unavailable during the term of this loan, the Bank may designate a substitute index with notice to the Borrower. No failure or delay on the part of the Bank to exercise any right, power or remedy under this Note may be construed as a waiver of the right to exercise the same or any other right at any time.

Liability, Successors And Assigns And Choice of Law
Each of the undersigned shall be jointly and severally obligated and liable on this Note. This Note shall apply to and bind each of the undersigned's heirs, personal representatives, successors and assigns and shall inure to the benefit of the Bank, its successors and assigns. The undersigned agree that certain material events and occurrences relating to this Note bear a reasonable relationship to the Commonwealth of Virginia. The validity, terms, performance and enforcement of this Note shall be governed by applicable federal law and the internal laws of the Commonwealth of Virginia which are applicable to agreements which are negotiated, executed, delivered and performed solely in the Commonwealth of Virginia.

By signing below, the undersigned agree to the terms of this Note and acknowledge receipt of a loan in the Loan Amount shown above.

                                        Scott & Stringfellow, Inc.
                                        /s/ Mike D. Johnston
                                 By:                                      (Seal)
                                       ---------------------------------------
                                       Mike D. Johnston  Vice President and CFO

                                       ---------------------------------------
                                       Name and title printed or typed

                                      BB&T
                                 PROMISSORY NOTE


Borrower:  Scott & Stringfellow, Inc.
Account Number:  499-0008839                                 Note Number:  00001
Address: 909 East Main Street                            Date:  November 1, 1997
           Richmond, Virginia



THE UNDERSIGNED REPRESENTS THAT THE LOAN EVIDENCED HEREBY IS BEING OBTAINED FOR BUSINESS/COMMERCIAL OR AGRICULTURAL PURPOSES. For value received, the undersigned, jointly and severally, if more than one, promises to pay to BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (the "Bank"), or order, at any of Bank's offices in the above referenced city (or such other place or places that may be hereafter designated by Bank), the sum of Five Million Dollars and no/100th ($5,000,000.00), in immediately available coin or currency of the United States of America.


Interest shall accrue from the date hereof on the unpaid principal balance outstanding from time to time at the:
-> Variable rate of the Bank's Prime Rate minus 0.50% per annum to be adjusted daily as the Bank's Prime Rate changes.

Principal and interest is payable as follows:
-> Principal (plus any accrued interest not otherwise scheduled herein) is due in full at maturity on November 1, 1998.
-> Accrued interest is payable monthly commencing on December 1, 1997 and continuing on the same day of each calendar period thereafter, with one final payment of all remaining interest due on November 1, 1998.
-> Prior to an event of default, Borrower may borrow, repay, and reborrow hereunder pursuant to the terms of the Loan Agreement, hereinafter defined.

     In addition, the undersigned promises to pay to Bank, or order, a late fee in the amount of four percent (4%) of any installment past due for fifteen (15) or more days. When any installment payment is past due for fifteen (15) or more days, subsequent payments shall first be applied to the past due balance. All interest shall be computed and charged for the actual number of days elapsed on the basis of a year consisting of three hundred sixty (360) days. In the event periodic accruals of interest shall exceed any periodic fixed payment amount described above, the fixed payment amount shall be immediately increased, or additional supplemental interest payments required on the same periodic basis as specified above (increased fixed payments or supplemental payments to be determined in the Bank's sole discretion), in such amounts and at such times as shall be necessary to pay all accruals of interest for the period and all accruals of unpaid interest from previous periods. Such adjustments to the fixed payment amount or supplemental payments shall remain in effect for so long as the interest accruals shall exceed the original fixed payment amount and shall be further adjusted upward or downward to reflect changes in the variable interest rate. In no event shall the fixed payment amount be reduced below the original fixed payment amount specified above.

This note ("NOTE") is given by the undersigned in connection with the following agreements (if any) between the undersigned and the Bank:
-> Letter Loan Agreement dated November 1, 1997 executed by Scott & Stringfellow, Inc. (the "Loan Agreement")
-> Special Agreement Regarding Hypothecation of Customer's Securities dated November 1, 1997 executed by Scott & Stringfellow, Inc.
-> BB&T Security & Control Agreement dated November 1, 1997 executed by Scott & Stringfellow, Inc.

     All of the terms, conditions and covenants of the above described agreements (the "Agreements") are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length and any holder of this Note is entitled to the benefits of and remedies provided in the Agreements and any other agreements by and between the undersigned and the Bank.


     In addition to collateral pledged pursuant to the terms of the Agreements (if any) described above, the undersigned, as collateral security for the indebtedness evidenced by this note, hereby grants the Bank a security interest and lien in and to all deposit accounts, certificates of deposit, securities and stocks now or hereafter in Bank's possession or on deposit with the Bank.

     If any stock or securities are pledged to Bank herein, the security interest includes all stock splits, reissued shares, substituted shares, and all proceeds thereof, which the undersigned promises to deliver to Bank.

     No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or of any other right on any future occasion. Every one of the undersigned and every endorser or guarantor of this note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral if at any time there be available to the holder collateral for this note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

     The failure to pay any part of the principal or interest when due on this Note or to fully perform any covenant, obligation or warranty on this or on any other liability to the Bank by any one or more of the undersigned, by any affiliate of the undersigned (as defined in 11 USC Section (101) (2)), or by any guarantor or surety of this Note (said affiliate, guarantor, and surety are herein called Obligor), or if any financial statement or other representation made to the Bank by any of the undersigned or any Obligor shall be found to be materially incorrect or incomplete, or in the event the default pursuant to any of the Agreements or any other obligation of any of the undersigned or any Obligor in favor of the Bank, or in the event the Bank demands that the undersigned secure or provide additional security for its obligations under this Note and security deemed adequate and sufficient by the Bank is not given when demanded, or in the event one or more of the undersigned or any Obligor shall die, terminate its existence, allow the appointment of a receiver for any part of its property, make an assignment for the benefit of creditors, or where a proceeding under bankruptcy or insolvency laws is initiated by or against any of the undersigned or any Obligor, or in the event the Bank should otherwise deem itself, its security interest, or any collateral unsafe or insecure; or should the Bank in good faith believe that the prospect of payment or other performance is impaired, or if there is an attachment, execution, or other judicial seizure of all or any portion of the Borrower's or any Obligor's assets, including an action or proceeding to seize any funds on deposit with the Bank, and such seizure is not discharged within 20 days, or if final judgment for the payment of money shall be rendered against the Borrower or any Obligor which is not covered by insurance and shall remain undischarged for a period of 30 days unless such judgment or execution thereon is effectively stayed, or the termination of any guaranty agreement given in connection with this Note, then any one of the same shall be a material default hereunder and this Note and other debts due the Bank by any one or more of undersigned shall immediately become due and payable without notice, at the option of the Bank. From and after any event of default hereunder, interest shall accrue on the sum of the principal balance and accrued interest then outstanding at the variable rate equal to the Bank's Prime Rate plus 5% per annum ("Default Rate"), provided that such rate shall not exceed at any time the highest rate of interest permitted by the laws of the State of North Carolina; and further provided that such rate shall apply after judgment. In the event of any default, the then remaining unpaid principal amount and accrued but unpaid interest then outstanding shall bear interest at the Default Rate called for hereunder until such principal and interest have been paid in full. In addition, upon default, the Bank may pursue its full legal remedies at law or equity, and the balance due hereunder may be charged against any obligation of the Bank to any party including any Obligor. Bank shall not be obligated to accept any check, money order, or other payment instrument marked "payment in full" on any disputed amount due hereunder, and Bank expressly reserves the right to reject all such payment instruments. Borrower agrees that tender of its check or other payment instrument so marked will not satisfy or discharge its obligation under this Note, disputed or otherwise, even if such check or payment instrument is inadvertently processed by Bank unless in fact such payment is in fact sufficient to pay the amount due hereunder.
     The term "Prime Rate," if used herein, means the rate of interest per annum announced by the Bank from time to time and adopted as its Prime Rate. The Prime Rate is one of several rate indexes employed by the Bank when extending credit. Any change in the interest rate resulting from a change in the Bank's Prime Rate shall become effective as of the opening of business on the effective date of the change. If this Note is placed with an attorney for collection, the undersigned agrees to pay, in addition to principal and interest, all costs of collection, including but not limited to reasonable attorneys' fees. All obligations of the undersigned and of any Obligor shall bind his heirs, executors, administrators, successors, and/or assigns. Use of the masculine pronoun herein shall include the feminine and the neuter, and also the plural. If more than one party shall execute this Note, the term "undersigned" as used herein shall mean all the parties signing this Note and each of them, and all such parties shall be jointly and severally obligated hereunder. Wherever possible, each provision of this Note shall be interpreted in such a manner to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. All of the undersigned hereby waive all exemptions and homestead laws. The proceeds of the loan evidenced by this Note may be paid to any one or more of the undersigned. From time to time the maturity date of this Note may be extended, or this Note may be renewed in whole or in part, or a new note of different form any be substituted for this Note, or the rate of interest may be modified, or changes may be made in consideration of loan extensions, and the holder hereof, from time to time may waive or surrender, either in whole or in part any rights, guaranties, secured interest, or liens, given for the benefit of the holder in connection with the payment and the securing the payment of this Note; but no such occurrence shall in any manner affect, limit, modify, or otherwise impair any rights, guaranties or security of the holder not specifically waived, released, or surrendered in writing, nor shall the undersigned makers, or any guarantor, endorser, or any person who is or might be liable hereon, either primarily or contingently, be released from such event. The holder hereof, from time to time, shall have the unlimited right to release any person who might be liable hereon, and such release shall not affect or discharge the liability of any other person who is or might be liable hereon. No waivers and modifications shall be valid unless in writing and signed by the Bank. The Bank may, at its option, charge any fees for the modification, renewal, extension, or amendment of any of the terms of the Note permitted by N.C.G.S.ss.24-1 .1. In case of a conflict between the terms of this Note and the Loan Agreement or Commitment Letter issued in connection herewith, the priority of controlling terms shall be first this Note, then the Loan Agreement, and then the Commitment Letter. This Note shall be governed by and construed in accordance with the laws of North Carolina; provided however that any Mortgage encumbering the Borrower's property in South Carolina shall be governed by and construed in accordance with the laws of South Carolina, and the Borrower hereby submits to the jurisdiction of South Carolina in connection with any foreclosure or enforcement proceeding undertaken in connection with the Borrower's property situated in South Carolina.

     IN WITNESS WHEREOF, the undersigned, on the day and year first written above, has caused this note to be executed under seal.





                                                  SCOTT & STRINGFELLOW, INC.

ATTEST:  /s/ David Plageman                      By:  /s/ Mike D. Johnston

Title:  Secretary                            Title:  Vice President and CFO


                                             By:________________________________

        [Corporate Seal]                     Title:_____________________________

                                      BB&T
                                 PROMISSORY NOTE
Borrower:  Scott & Stringfellow, Inc.
Account Number:  499-0008839                                 Note Number:  00002
Address: 909 East Main Street                            Date:  December 1, 1997
           Richmond, Virginia

THE UNDERSIGNED REPRESENTS THAT THE LOAN EVIDENCED HEREBY IS BEING OBTAINED FOR BUSINESS/COMMERCIAL OR AGRICULTURAL PURPOSES. For value received, the undersigned, jointly and severally, if more than one, promises to pay to BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (the "Bank"), or order, at any of Bank's offices in the above referenced city (or such other place or places that may be hereafter designated by Bank), the sum of Three Million Dollars and no/100th ($3,000,000.00), in immediately available coin or currency of the United States of America.

Interest shall accrue from the date hereof on the unpaid principal balance outstanding from time to time at the:
-> Variable rate of the Bank's Prime Rate per annum to be adjusted daily as the Bank's Prime Rate changes.

Principal and interest is payable as follows:
->   Principal plus accrued interest is due in full on demand.

     In addition, the undersigned promises to pay to Bank, or order, a late fee in the amount of four percent (4%) of any installment past due for fifteen (15) or more days. When any installment payment is past due for fifteen (15) or more days, subsequent payments shall first be applied to the past due balance. All interest shall be computed and charged for the actual number of days elapsed on the basis of a year consisting of three hundred sixty (360) days. In the event periodic accruals of interest shall exceed any periodic fixed payment amount described above, the fixed payment amount shall be immediately increased, or additional supplemental interest payments required on the same periodic basis as specified above (increased fixed payments or supplemental payments to be determined in the Bank's sole discretion), in such amounts and at such times as shall be necessary to pay all accruals of interest for the period and all accruals of unpaid interest from previous periods. Such adjustments to the fixed payment amount or supplemental payments shall remain in effect for so long as the interest accruals shall exceed the original fixed payment amount and shall be further adjusted upward or downward to reflect changes in the variable interest rate. In no event shall the fixed payment amount be reduced below the original fixed payment amount specified above.

This note ("NOTE") is given by the undersigned in connection with the following agreements (if any) between the undersigned and the Bank:
-> Application and Agreement for Irrevocable Letter of Credit dated December 1, 1997 executed by Scott & Stringfellow, Inc.
-> Letter Loan Agreement dated November 1, 1997 executed by Scott & Stringfellow, Inc. (the "Loan Agreement")
-> Special Agreement Regarding Hypothecation of Customer's Securities dated November 1, 1997 executed by Scott & Stringfellow, Inc.
-> BB&T Security & Control Agreement dated November 1, 1997 executed by Scott & Stringfellow, Inc.

     All of the terms, conditions and covenants of the above described agreements (the "Agreements") are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length and any holder of this Note is entitled to the benefits of and remedies provided in the Agreements and any other agreements by and between the undersigned and the Bank.
     In addition to collateral pledged pursuant to the terms of the Agreements (if any) described above, the undersigned, as collateral security for the indebtedness evidenced by this note, hereby grants the Bank a security interest and lien in and to all deposit accounts, certificates of deposit, securities and stocks now or hereafter in Bank's possession or on deposit with the Bank.
     If any stock or securities are pledged to Bank herein, the security interest includes all stock splits, reissued shares, substituted shares, and all proceeds thereof, which the undersigned promises to deliver to Bank.
     No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or of any other right on any future occasion. Every one of the undersigned and every endorser or guarantor of this note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral if at any time there be available to the holder collateral for this note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

     The failure to pay any part of the principal or interest when due on this Note or to fully perform any covenant, obligation or warranty on this or on any other liability to the Bank by any one or more of the undersigned, by any affiliate of the undersigned (as defined in 11 USC Section (101) (2)), or by any guarantor or surety of this Note (said affiliate, guarantor, and surety are herein called Obligor), or if any financial statement or other representation made to the Bank by any of the undersigned or any Obligor shall be found to be materially incorrect or incomplete, or in the event the default pursuant to any of the Agreements or any other obligation of any of the undersigned or any Obligor in favor of the Bank, or in the event the Bank demands that the undersigned secure or provide additional security for its obligations under this Note and security deemed adequate and sufficient by the Bank is not given when demanded, or in the event one or more of the undersigned or any Obligor shall die, terminate its existence, allow the appointment of a receiver for any part of its property, make an assignment for the benefit of creditors, or where a proceeding under bankruptcy or insolvency laws is initiated by or against any of the undersigned or any Obligor, or in the event the Bank should otherwise deem itself, its security interest, or any collateral unsafe or insecure; or should the Bank in good faith believe that the prospect of payment or other performance is impaired, or if there is an attachment, execution, or other judicial seizure of all or any portion of the Borrower's or any Obligor's assets, including an action or proceeding to seize any funds on deposit with the Bank, and such seizure is not discharged within 20 days, or if final judgment for the payment of money shall be rendered against the Borrower or any Obligor which is not covered by insurance and shall remain undischarged for a period of 30 days unless such judgment or execution thereon is effectively stayed, or the termination of any guaranty agreement given in connection with this Note, then any one of the same shall be a material default hereunder and this Note and other debts due the Bank by any one or more of undersigned shall immediately become due and payable without notice, at the option of the Bank. From and after any event of default hereunder, interest shall accrue on the sum of the principal balance and accrued interest then outstanding at the variable rate equal to the Bank's Prime Rate plus 5% per annum ("Default Rate"), provided that such rate shall not exceed at any time the highest rate of interest permitted by the laws of the State of North Carolina; and further provided that such rate shall apply after judgment. In the event of any default, the then remaining unpaid principal amount and accrued but unpaid interest then outstanding shall bear interest at the Default Rate called for hereunder until such principal and interest have been paid in full. In addition, upon default, the Bank may pursue its full legal remedies at law or equity, and the balance due hereunder may be charged against any obligation of the Bank to any party including any Obligor. Bank shall not be obligated to accept any check, money order, or other payment instrument marked "payment in full" on any disputed amount due hereunder, and Bank expressly reserves the right to reject all such payment instruments. Borrower agrees that tender of its check or other payment instrument so marked will not satisfy or discharge its obligation under this Note, disputed or otherwise, even if such check or payment instrument is inadvertently processed by Bank unless in fact such payment is in fact sufficient to pay the amount due hereunder.
     The term "Prime Rate," if used herein, means the rate of interest per annum announced by the Bank from time to time and adopted as its Prime Rate. The Prime Rate is one of several rate indexes employed by the Bank when extending credit. Any change in the interest rate resulting from a change in the Bank's Prime Rate shall become effective as of the opening of business on the effective date of the change. If this Note is placed with an attorney for collection, the undersigned agrees to pay, in addition to principal and interest, all costs of collection, including but not limited to reasonable attorneys' fees. All obligations of the undersigned and of any Obligor shall bind his heirs, executors, administrators, successors, and/or assigns. Use of the masculine pronoun herein shall include the feminine and the neuter, and also the plural. If more than one party shall execute this Note, the term "undersigned" as used herein shall mean all the parties signing this Note and each of them, and all such parties shall be jointly and severally obligated hereunder. Wherever possible, each provision of this Note shall be interpreted in such a manner to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. All of the undersigned hereby waive all exemptions and homestead laws. The proceeds of the loan evidenced by this Note may be paid to any one or more of the undersigned. From time to time the maturity date of this Note may be extended, or this Note may be renewed in whole or in part, or a new note of different form any be substituted for this Note, or the rate of interest may be modified, or changes may be made in consideration of loan extensions, and the holder hereof, from time to time may waive or surrender, either in whole or in part any rights, guaranties, secured interest, or liens, given for the benefit of the holder in connection with the payment and the securing the payment of this Note; but no such occurrence shall in any manner affect, limit, modify, or otherwise impair any rights, guaranties or security of the holder not specifically waived, released, or surrendered in writing, nor shall the undersigned makers, or any guarantor, endorser, or any person who is or might be liable hereon, either primarily or contingently, be released from such event. The holder hereof, from time to time, shall have the unlimited right to release any person who might be liable hereon, and such release shall not affect or discharge the liability of any other person who is or might be liable hereon. No waivers and modifications shall be valid unless in writing and signed by the Bank. The Bank may, at its option, charge any fees for the modification, renewal, extension, or amendment of any of the terms of the Note permitted by N.C.G.S.ss.24-1 .1. In case of a conflict between the terms of this Note and the Loan Agreement or Commitment Letter issued in connection herewith, the priority of controlling terms shall be first this Note, then the Loan Agreement, and then the Commitment Letter. This Note shall be governed by and construed in accordance with the laws of North Carolina; provided however that any Mortgage encumbering the Borrower's property in South Carolina shall be governed by and construed in accordance with the laws of South Carolina, and the Borrower hereby submits to the jurisdiction of South Carolina in connection with any foreclosure or enforcement proceeding undertaken in connection with the Borrower's property situated in South Carolina.

     IN WITNESS WHEREOF, the undersigned, on the day and year first written above, has caused this note to be executed under seal.





                                                      SCOTT & STRINGFELLOW, INC.

    ATTEST:  /s/ David Plageman               By:  /s/ Mike D. Johnston

    Title:  Secretary                         Title:  Vice President and CFO


                                              By:_______________________________


      [Corporate Seal]
                                              Title:____________________________